Exhibit 10.84

THIRD AMENDMENT TO CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and entered into as of this 13th day of September 2002, among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the other Subsidiaries of Parent listed on the signature page hereto (together with Parent, collectively, “Borrowers”), the Lenders party to this Amendment (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Titled Collateral Agent and Letter of Credit Issuer (in such capacity, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H:

            WHEREAS, Borrowers, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

            WHEREAS, the Borrowers, the Lenders and the Agents desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.         All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

2.         Annex A to the Credit Agreement shall be amended by amending the definition of “Applicable Margin” as follows:

(a)        adding to subsection (i) thereof, immediately following the amount $25,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

(b)        adding to subsection (ii) thereof, immediately following the amount $10,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

(c)        adding to subsection (iii) thereof, immediately following the amount $10,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

(d)        adding to subsection (iv) thereof, immediately following the amount $10,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

(e)        adding to subsection (v) thereof, immediately following the amount $10,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

(f)         adding to subsection (vi) thereof, immediately following the amount $10,000,000, the text “minus the amount, if any, of the Temporary Over-advance Amount,”

3.          Annex A to the Credit Agreement shall be amended by amending the definition of Maximum RoadOne Revolver Amount by deleting the word “and” immediately prior to subsection (c) and adding, immediately following subsection (c) and prior to the period, the following new subsection (d):

(d)          the Maximum RoadOne Revolver Amount shall also be reduced by the amount, if any, of the Temporary Over-advance Amount, which reduction shall be in addition to and not in satisfaction or substitution of any other applicable or required reduction in the Maximum RoadOne Revolver Amount

4.         Annex A to the Credit Agreement shall be amended by amending the definition of Miller Borrowing Base as follows:

                        (a)        the text of subsection (c)(ii)(B) shall be deleted in its entirety and in lieu thereof the following text shall be inserted:

(B)       up to the lesser of (i) 75% of the net amount (calculated at the lower of fair market value and cost, on a first-in, first-out basis) of Eligible New Inventory, and (ii) up to 75% of the Net Orderly Liquidation Value of Eligible New Inventory (which shall be determined between Appraisal dates by reference to the ratio of the Net Orderly Liquidation Value of Eligible New Inventory as set forth in the most recent quarterly Appraisal to the book value of Eligible New Inventory as of the effective date of such Appraisal), plus

                        (b)        a new subsection (c)(ii)(C) shall be inserted immediately following subsection (c)(ii)(B), as follows:

(C)       on or before February 28, 2003 (and thereafter $0) up to the lesser of (i) 75% of the net amount (calculated at the lower of fair market value and cost, on a first-in, first-out basis) of Used Inventory Taken in Trade, (ii) up to 75% of the Net Orderly Liquidation Value of Used Inventory Taken in Trade (which shall be determined between Appraisal dates by reference to the ratio of the Net Orderly Liquidation Value of Used Inventory Taken in Trade as set forth in the most recent quarterly Appraisal to the book value of Used Inventory Taken in Trade as of the effective date of such Appraisal), and (iii) the Used Inventory Cap, plus

5.         Annex A to the Credit Agreement shall be amended by amending subsection (c) of the definition of RoadOne Borrowing Base by adding, immediately following the word “faith,” the following text: “, including without limitation, the Tax Refund Reserve”.

6.         Annex A to the Credit Agreement shall be amended by amending the definition of Eligible Inventory by (a) striking the text of subsection (g) thereof and inserting in lieu thereof the phrase “that is obsolete or consists of returned or repossessed goods”, (b) designating current subsections (l) and (m) as subsections (m) and (n), respectively, and (c) adding thereto new subsection (l), as follows:

(l)         on and after February 28, 2003, that is Used Inventory Taken in Trade;

7.         Annex A to the Credit Agreement shall be amended by amending the definition of Miller Borrowers by deleting the text “Agreement as a “Subsidiary Miller Borrower”.” and inserting in lieu thereof the text “Third Amendment under the heading “Subsidiary Miller Borrowers”.”

8.         Annex A to the Credit Agreement shall be amended by amending the definition of RoadOne Borrowers by deleting the text “Agreement as a “Subsidiary RoadOne Borrower”.” and inserting in lieu thereof the text “Third Amendment under the heading “Subsidiary RoadOne Borrowers”.”

9.         Annex A to the Credit Agreement shall be amended by adding thereto, in the appropriate respective places based on alphabetical order, the following new defined terms:

 “Eligible New Inventory” shall mean all Eligible Inventory owned by a Miller Borrower.

“Used Inventory Taken in Trade” means Used Inventory owned and taken in trade by a Miller Borrower which meets the criteria for Eligible Inventory.

“First Amendment” shall mean and refer to that certain “Forbearance Agreement and First Amendment to Credit Agreement” by and among the Borrowers, Lenders and Agents, as identified therein, dated as of February 28, 2002.

“MOD” means a Subsidiary of Parent that owns any Used Inventory Taken in Trade.

“Second Amendment” shall mean and refer to that certain “Second Amendment to Credit Agreement” by and among the Borrowers, Lenders and Agents, as identified therein, dated as of April 12, 2002.

“Tax Refund” means a pending federal income tax refund in an aggregate amount of approximately $4,800,000 due to one or more of the Borrowers for the tax year ending April 30, 2002.

 “Tax Refund Reserve” means, as of any date on and after the receipt of any part of the Tax Refund by the Collateral Agent, a reserve against availability under the RoadOne Borrowing Base in the aggregate amount of such Tax Refund payments received as of such date, with such reserve to be increased as and when additional parts of the Tax Refund are received from time to time;  provided, however, that such reserve shall be reduced by the amount of, and the corresponding released availability shall be applied in reduction of, the amount, if any, of the Temporary Over-advance Amount; and provided, further, thereafter the balance of such reserve shall from time to time be reduced in such amounts, and the corresponding released availability shall be applied, as the Borrowers shall direct.

“Temporary Over-advance Amount” means any RoadOne Overadvance (as defined in section 2 of the First Amendment) resulting from the calculation by Collateral Agent of an updated RoadOne Borrowing Base following the receipt and review by the Collateral Agent of new appraisals of RoadOne Fleet Vehicles, presently anticipated to be completed during September 2002 or shortly thereafter.

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement made and entered into as of September 13, 2002, among the Borrowers, the Lenders party thereto, and the Agents, all as identified therein.

“Used Inventory” means Inventory owned by a Miller Borrower that has been (a) used for an intended end-user purpose and (b) titled in the name of a Person other than (i) a Miller Borrower or (ii) the manufacturer thereof,  in each case prior to its acquisition by one of the Miller Borrowers.

“Used Inventory Cap” means an amount equal to $4,300,000;  provided, however, that in the event of a sale of all or substantially all of the assets or common stock of any MOD, Used Inventory Cap shall mean (a) an aggregate amount equal to the Used Inventory Cap as defined immediately prior to such sale (as such amount may have been reduced from time to time pursuant to this definition) minus (b) the amount of availability under the Miller Borrowing Base generated by Used Inventory Taken in Trade owned by such MOD immediately prior to such sale.

 10.       Section 7.1 of the Credit Agreement shall be amended by inserting the letter (a) immediately following the title thereto and by inserting a new paragraph at the end of section 7.1 as follows:

“(b)      On the first business day following the day on which one or more Borrowers receive any payment of all or part of the Tax Refund, the Borrowers shall tender such payment in its entirety to the Collateral Agent for application in reduction of outstanding Revolving Loans.”

11.       Pursuant to amendments made to the articles of incorporation of certain of the Borrowers, such Borrowers’ names have been changed as indicated in the chart below.  All references in the Credit Agreement and all other Loan Documents to such Borrowers shall be amended by replacing each “Former Borrower Name” indicated below with the corresponding “New Borrower Name,” as follows:

Former Borrower Name	New Borrower Name
Beaty Towing & Recovery, Inc.	BTRX, Inc.
Clarence Cornish Automotive Service, Inc.	CCASX, Inc.
Hall’s Towing Service, Inc.	HTX, Inc.
Levesque’s Auto Service, Inc.	LASX, Inc.
Mosteller’s Garage, Inc.	MGEX, Inc.
Thompson’s Wrecker Service, Inc.	TWSX, Inc.
Tow Pro Custom Towing & Hauling, Inc.	TPCTH, Inc.
Walker Towing, Inc.	WTC, Inc.
Whitey's Towing, Inc.	WTEX, Inc.

12.       Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment:

(a)        Each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

(i)         as of the date hereof, and after giving effect to the terms hereof, there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents,

(ii)        each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

(iii)       each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

(iv)       this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

(b)        Each Borrower acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of any Borrower against either Agent or any Lender exists arising out of or with respect to, (i) the Credit Agreement, as hereby amended, or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (iii) the administration or funding of any of the Loans, the Secured Obligations or any Letter of Credit, and each Borrower does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against either Agent or any Lender.

13.       Release of Claims and Covenant Not to Sue.  As a material inducement to Agents and Lenders to enter into this Amendment and to continue to make Revolving Loans available, all in accordance with and subject to the terms and conditions of this Amendment and the Credit Agreement, and all of which are to the direct advantage and benefit of each Borrower, the Borrowers, for themselves and their respective successors and assigns, (a) do hereby remise, release, acquit, satisfy and forever discharge each Agent and each Lender, and all of the respective past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of each Agent and each Lender, from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, which any Borrower now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Amendment, including specifically, but without limitation, matters arising out of, in connection with or relating to (i) the Obligations, including, but not limited to, the administration or funding thereof, (ii) the Loan Documents or the indebtedness evidenced and secured thereby, and (iii) any other agreement or transaction between the Borrowers and either Agent or any Lender or any subsidiary or affiliate of such parties; and (b) do hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against either Agent or any Lender or any subsidiaries or affiliates of such parties, or any of their respective past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns, by reason of or in connection with any of the foregoing matters, claims or causes of action, provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment, including without limitation commitments and obligations under the Loan Documents that arise after the date of this Amendment.

14.       Additional Acknowledgments.  Each Borrower expressly acknowledges and agrees that the waivers, estoppels and releases in favor of Agents and each Lender contained in this Amendment shall not be construed as an admission of any wrongdoing, liability or culpability on the part of either Agent or any such Lender, or as an admission by either Agent or any such Lender of the existence of any claims by any Borrower or Guarantor against either Agent or any such Lender.  Each Borrower further acknowledges and agrees that, to the extent that any such claims exist, they are of a speculative nature so as to be incapable of objective valuation and that, to the extent that any such claims may exist and may have value, such value would constitute primarily "nuisance" value or "leverage" value in adversarial proceedings between any Borrower and either Agent or any such Lender.  In any event, each Borrower acknowledges and agrees that the value to such Borrower of the covenants and agreements on the part of Agents and each Lender contained in this Amendment substantially and materially exceeds any and all value of any kind or nature whatsoever of any claims or other liabilities waived or released by such Borrower hereunder.

15.       Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

            16.       Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of, and the decisions of the courts in, the State of Georgia.

[Signature Page Follows]

            IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Amendment to be duly executed, all as of the date first above written.

“PARENT”

MILLER INDUSTRIES, INC.

 By:        /s/ J. Vincent Mish
             J. Vincent Mish
            Chief Financial Officer

“SUBSIDIARY MILLER BORROWERS”

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION
COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT
                  INC.
KING AUTOMOTIVE & INDUSTRIAL
                  EQUIPMENT, INC.
MID AMERICA WRECKER &
                  EQUIPMENT SALES, INC. OF
                  COLORADO
MILLER FINANCIAL SERVICES GROUP,
                  INC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING,
                 INC.
MILLER INDUSTRIES INTERNATIONAL,
                INC.
MILLER INDUSTRIES TOWING
                EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By:        /s/ J. Vincent Mish
             J. Vincent Mish
             Vice President and Attorney-in-Fact of
             each entity listed above

“SUBSIDIARY ROADONE BORROWERS”

ACKERMAN WRECKER SERVICE, INC.
A-EXCELLENCE TOWING CO.
ALL AMERICAN TOWING SERVICES,
                   INC.
ALLIED GARDENS TOWING, INC.
ALLIED TOWING AND RECOVERY, INC.
ARROW WRECKER SERVICE, INC.
A TO Z ENTERPRISES, INC.
B-G TOWING, INC.
BEAR TRANSPORTATION, INC.
BERT’S TOWING RECOVERY
                  CORPORATION
BOB BOLIN SERVICES, INC.
BOB’S AUTO SERVICE, INC.
BOB VINCENT AND SONS WRECKER
                 SERVICE, INC.
BOULEVARD & TRUMBULL TOWING,
                  INC.
BREWER’S INC.
BRYRICH CORPORATION
BTRX, INC.
CAL WEST TOWING, INC.
CARDINAL CENTRE ENTERPRISES, INC.
CEDAR BLUFF 24 HOUR TOWING, INC.
CENTRAL VALLEY TOWING, INC.
CCASX, INC.
CHAD’S INC.
CLEVELAND VEHICLE DETENTION CENTER, INC.
COFFEY’S TOWING, INC.
COLEMAN’S TOWING & RECOVERY,
         INC.
D.A. HANELINE, INC.
DVREX, INC.
DICK’S TOWING & ROAD SERVICE, INC.
DOLLAR ENTERPRISES, INC.
DUGGER’S SERVICES, INC.
DURU, INC.
E.B.T., INC.
EXPORT ENTERPRISES, INC.
GARY’S TOWING & SALVAGE POOL,
         INC.
GOOD MECHANIC AUTO CO.
         OF RICHFIELD, INC.

GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
H&H TOWING ENTERPRISES, INC.
HTX, INC.
KAUFF’S INC.
KAUFF’S OF FT. PIERCE, INC.
KAUFF’S OF MIAMI, INC.
KAUFF’S OF PALMS BEACH, INC.
KEN’S TOWING, INC.
LAZER TOW SERVICES, INC.
LASX, INC.
LWKR, INC.
LINCOLN TOWING ENTERPRISES, INC.
M&M TOWING AND RECOVERY, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MERL’S TOWING SERVICE, INC.
MGEX, INC.
MIKE’S WRECKER SERVICE, INC.
MOORE’S SERVICE & TOWING, INC.
MOORE’S TOWING SERVICE, INC.
MURPHY’S TOWING, INC.
OFFICIAL TOWING, INC.
P.A.T., INC.
PIPES ENTERPRISES, INC.
RANDY’S HIGH COUNTRY TOWING, INC.
RAY HARRIS, INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RAY’S TOWING, INC.
RECOVERY SERVICES, INC.
RBEX INC.
ROADONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROAD ONE SPECIALIZED
                TRANSPORTATION, INC.
ROADONE TRANSPORTATION AND
                LOGISTICS, INC.
R.M.W.S., INC.
SANDY’S AUTO & TRUCK SERVICE, INC.
SAKSTRUP TOWING, INC.
SOUTHWEST TRANSPORT, INC.

SUBURBAN WRECKER SERVICE, INC.
TED’S OF FAYVILLE, INC.
TEXAS TOWING CORPORATION
TPCTH, INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN
             COUNTY, INC.
TRUCK SALES & SALVAGE CO., INC.
TWSX, INC.
WES’S SERVICE INCORPORATED
WESTERN TOWING; MCCLURE/EARLEY
               ENTERPRISES, INC.
WILTSE TOWING, INC.
WTC, INC.
WTEX, INC.
ZEHNER TOWING & RECOVERY, INC.

By:  /s/ J. Vincent Mish
       J. Vincent Mish
       Vice President and Attorney-in-Fact of
       each entity listed above

“ADMINISTRATIVE AGENT,
SYNDICATION AGENT AND EXISTING
TITLED COLLATERAL AGENT”

BANK OF AMERICA, N.A., as the
Administrative Agent, Syndication Agent and
Existing Titled Collateral Agent

By:       /s/ John Olsen
Name:  John Olsen
Title:      Vice President

“LETTER OF CREDIT ISSUER”

BANK OF AMERICA, N.A., as the letter of
Credit Issuer

By:       /s/ John Olsen
Name:  John Olsen
Title:      Vice President

“COLLATERAL AGENT”

THE CIT GROUP/BUSINESS CREDIT, INC.,
as the Collateral Agent

By:         /s/ Kenneth B. Butler
Name:      Kenneth B. Butler
Title:        Vice President

“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:       /s/ John Olsen
Name:  John Olsen
Title:      Vice President

THE CIT GROUP/BUSINESS CREDIT, INC., as a
Lender

By:         /s/ Kenneth B. Butler
Name:      Kenneth B. Butler
Title:        Vice President

FLEET CAPITAL CORPORATION, as a
Lender

By:         /s/ Wes Manus
Name:    Wes Manus
Title:        VP